[GRAPHIC]	Annual Report December 31, 1999

Lexington Global and Domestic No-Load Mutual Funds

[GRAPHIC]	LEXINGTON SILVER
FUND, INC.

Investment Objective: Long-term Growth of Capital

Lexington Funds
Providing Global SolutionsSM	[LOGO] LEXINGTONSM

Dear Shareholders:

            The Lexington Silver Fund decreased by 5.80%* during the fourth quarter and increased by 8.70%* for the full year of 1999. According to Lipper, Inc., the average gold-oriented mutual fund decreased by 10.35% for the fourth quarter and increased by 3.63% for the full year of 1999.

            The Fund’s performance in 1999 reflected increased investor interest in industrial materials from base metals to chemicals and silver. As the global economy advances toward synchronous economic expansion, demand for these materials should continue to expand. Interestingly, the world’s largest silver producers are diversified metals companies who produce a variety of other metals. These shares will thus respond to the pick-up in demand for several metals in addition to silver, producing attractive potential returns for the Fund.

            The Lexington Silver Fund continues to invest in the world’s largest existing and developing silver producers. Currently, the largest holdings are in Latin America where the purest silver producers are located. These companies are expected to benefit from the increasingly positive supply demand imbalance we see emerging over the next several years. In addition, the Fund holds positions in attractive companies whose development profiles suggest attract revenue and cash generation over the next few years.

Market Outlook

            Silver traded within a wide range in 1999 and experienced violent price swings. Early in the year, silver rose from $5.35/oz to a high of $5.77/oz, reflecting the renewed interest in base metals and cyclical issues in general. This level was short-lived as declining gold prices on the back of the IMF announcement of proposed metal sales sent silver below the $5.00/oz level in April and again in July. The gold rally in September carried silver higher, but not to the previous peak, and for the remainder of the year silver traded in a narrow range.

            Despite the wild silver price gyrations, worldwide inventories continue to be drawn down and demand from industrial and photographic sectors remains strong. As inventories are unable to fill the gap between demand and supply we expect to see prices trend higher. This should lead to higher valuations for silver and silver-related producers.

            We appreciate the support of our shareholders and would be happy to respond to any questions or comments you may have. Please feel free to call us at 1-800-526-0056 or visit our website at www.lexingtonfunds.com.

Sincerely,

/s/ JAMES A. VAIL James A. Vail Portfolio Manager February, 2000	/s/ ROBERT M. DEMICHELE Robert M. DeMichele President February, 2000

           Comparison of change in value of a $10,000 investment in
                         Lexington Silver Fund, Inc.,
            the unmanaged Standard & Poor's 500 Stock Price Index
                 and Silver Bullion (London, (U.S. Dollars))

                                 [LINE GRAPH]

----------------------------------------------------------
                                             S&P500
Date         Lexington Silver Silver       Stock Price
                     Fund     Bullion         Index
----------------------------------------------------------
   1/2/92         $10,000     $10,000        $10,000
 12/31/92          $8,880      $9,481        $10,761
 12/31/93         $15,676     $13,216        $11,844
 12/31/94         $14,363     $12,531        $11,999
 12/31/95         $16,139     $13,285        $16,502
 12/31/96         $16,523     $12,395        $20,292
 12/31/97         $15,194     $15,489        $27,064
 12/31/98         $10,690     $12,932        $34,837
 12/31/99         $11,620     $13,771        $42,166
----------------------------------------------------------

            Average Annual Standard Total Returns
               for the Period ending 12/31/99

------------------------------------------------------------
                                                S&P500
                 Lexington Silver   Silver   Stock Price
Annualized Returns    Fund          Bullion     Index
------------------------------------------------------------
      1 yr             8.70%         6.49%       21.04%
      5 yr            -4.15%         1.91%       28.56%
 Since Inception       1.89%         4.08%       19.70%

This graph, prepared in accordance with SEC regulations, compares a $10,000 investment in the Fund with a similar investment in the unmanaged Standard &
Poor's 500 Stock Index (S&P 500) and a direct investment in silver bullion.
Results for the Funds and the S&P 500 include the reinvestment of all dividend and capital gain distributions. The price of silver is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. Investment return and principal value of an investment will fluctuate so that an investor's shares when redeemed may be worth more or less than at their original cost. Total return represents past performance and it is not predictive of future results.

*8.70%, (4.15)% and 1.89% are the one, five and since commencement (01/02/92) average annual standard total returns, respectively, for the period ended December 31, 1999. Prior to January 1992, the Fund was managed by a different investment advisor. Investment return and principal value of an investment will fluctuate so that an investor ’s shares, when redeemed, may be worth more or less than their original cost. The price of silver is subject to substantial price fluctuations over short periods of time and may be affected by unpredictable international monetary and political policies. Total return represents past performance and is not predictive of future results. There is no guarantee that the Fund can achieve its objective.

                          Lexington Silver Fund, Inc.
                   Portfolio Summary as of December 31, 1999

                                  [PIE CHART]

Asset Allocation
Common Stocks                                           77.7%
Cash & Cash Equivalents                                 11.9%
Silver Bullion                                           5.5%
Preferred Stocks                                         4.9%

                                  [BAR GRAPH]

Top Country Holdings
United States                                           30.5%
Mexico                                                  20.7%
Canada                                                  12.0%
Australia                                                9.0%
Poland                                                   5.4%
Lexington Silver Fund, Inc.
Statement of Net Assets
(Including the Portfolio of Investments)
December 31, 1999

Number of Shares	Security	Value (Note 1)

	COMMON STOCKS: 77.7%

	Australia: 9.0%
1,600,000	Aurora Gold, Ltd. [1]	$ 361,195
1,020,000	MIM Holdings, Ltd.	1,047,857
802,857	Pasminco, Ltd. [1]	877,318

		2,286,370

	Canada: 12.0%
167,000	Atna Resources, Ltd. [1]	74,794
77,000	Eldorado Corporation, Ltd. [1,2]	53,055
50,000	Pan American Silver Corporation [1]	265,275
285,000	Pan American Silver Corporation [1,2]	1,512,067
118,600	Romarco Minerals, Inc.	80,084
50,000	Silver Standard Resources, Inc. [1]	64,062
300,000	Silver Standard Resources, Inc. [1,2]	382,409
350,000	Tiomin Resources, Inc. [1,2]	168,811
441,800	TVX Gold, Inc. [1]	358,962
75,000	Westerm Copper Holdings, Ltd. [1]	87,851

		3,047,370

	Mexico: 20.7%
290,056	Corporacion Industrial San Luis S.A. [1]	670,062
554,016	Grupo Mexico S.A. de C.V.	2,743,767
645,000	Industrias Penoles S.A.	1,857,427

		5,271,256

	Peru: 5.0%
157,009	Compania de Minas Buenaventura S.A. “B”	1,269,661

	Poland: 5.4%
101,000	KGHM Polska Miedz S.A. (GDR) [2]	1,373,600

	United States: 25.6%
95,000	Apex Silver Mines, Ltd. [1]	1,134,062
125,600	Coeur D’Alene Mines Corporation [1]	431,750
439,400	Hecla Mining Company [1]	686,562
143,500	Homestake Mining Company	1,121,094
213,000	Meridian Gold, Inc. [1]	1,451,062
50,000	Stillwater Mining Company [1]	1,593,750
65,625	Sunshine Mining and Refining, Inc. [1]	90,234

		6,508,514

	TOTAL COMMON STOCKS
	(cost $25,359,387)	19,756,771

	PREFERRED STOCK: 4.9%
	United States: 4.9%
99,000	Freeport McMoran Copper & Gold
	(cost $2,081,958)	1,243,687

Principal Amount	Security	Value (Note 1)

	SHORT-TERM INVESTMENT: 7.7%

	U.S. Government Obligation: 7.7%
$2,000,000	U.S. Treasury Bills, 5.57%, due 06/22/00 (cost $1,948,581)	$1,948,035

	SILVER BULLION: 5.5%
	259,613 fine ounces
	(cost $1,453,281) [1]	1,407,101

	TOTAL INVESTMENTS: 95.8%
	(cost $30,843,207†) (Note1)	24,355,594
	Other assets in excess of liabilities: 4.2%	1,057,762

	TOTAL NET ASSETS: 100.0%
	(equivalent to $2.96 per share on 8,598,089 shares outstanding)	$25,413,356

[1]	Non-income producing security.

[2]	Restricted security (Note 6).

GDR  — Global Depository Receipt.

†	Aggregate cost for Federal income tax purposes is identical.

The Notes to Financial Statements are an integral part of this statement.
4

Lexington Silver Fund, Inc.
Statement of Assets and Liabilities
December 31, 1999

Assets

Investments, at value (cost $30,843,207) (Note 1)	$24,355,594

Cash	1,124,738

Receivable for investment securities sold	53,750

Receivable for shares sold	25,141

Dividends and interest receivable	670

Total Assets	25,559,893

Liabilities

Due to Lexington Management Corporation (Note 2)	21,255

Payable for shares redeemed	80,983

Distributions payable	4,462

Accrued expenses	39,837

Total Liabilities	146,537

Net Assets (equivalent to $2.96 per share on 8,598,089 shares outstanding) (Note 3)	$25,413,356

Net Assets consist of:

Capital stock — authorized 1,000,000,000 shares, $.001 par value per share	$ 8,598

Additional paid-in-capital (Notes 1 and 8)	41,584,716

Undistributed net investment income (Note 1)	63,221

Accumulated net realized loss on investments and foreign currency transactions (Notes 1 and 8)	(9,755,566)

Unrealized depreciation of investments	(6,487,613)

Total Net Assets	$25,413,356

Lexington Silver Fund, Inc.
Statement of Operations
Year ended December 31, 1999

Investment Income

Dividends	$478,742
Interest	210,793

	689,535
Less: foreign tax expense	11,946

Total investment income		$ 677,589

Expenses

Investment advisory fee (Note 2)	261,004
Transfer agent and shareholder servicing expenses (Note 2)	97,868
Professional fees	38,837
Custodian expenses	38,478
Printing and mailing expenses	35,196
Accounting expenses (Note 2)	21,515
Directors ’ fees and expenses	16,642
Registration fees	12,899
Computer processing fees	8,626
Other expenses	18,986

Total expenses		550,051

Net investment income		127,538

Realized and Unrealized Gain (Loss) on Investments (Note 4)

Net realized loss on:
Investments	(641,295)
Foreign currency transactions	(293)

Net realized loss		(641,588)
Net change in unrealized depreciation of investments		2,489,979

Net realized and unrealized gain		1,848,391

Increase in Net Assets Resulting from Operations		$1,975,929

The Notes to Financial Statements are an integral part of these statements.
5

Lexington Silver Fund, Inc.
Statements of Changes in Net Assets

	Year ended December 31, 1999	For the six month period ended December 31, 1998 (Note 7)
Operations:
Net investment gain (loss)	$ 127,538	$ (91,766)
Net realized loss from investments and foreign currency transactions	(641,588)	(571,566)
Net change in unrealized depreciation of investments and foreign currency translation	2,489,979	(5,092,621)

Net increase (decrease) in net assets resulting from operations	1,975,929	(5,755,953)

Distributions to Shareholders: (Note 1)
Distributions to shareholders from net investment income	(63,027)	—

Capital Share Transactions: (Note 3)
Proceeds from sale of shares	6,914,213	7,289,065
Reinvested dividends	58,564	—
Cost of shares redeemed	(9,032,468)	(10,893,893)

Net decrease in net assets from capital share transactions	(2,059,691)	(3,604,828)

Net decrease in net assets	(146,789)	(9,360,781)

Net Assets:
Beginning of period	25,560,145	34,920,926

End of period (including undistributed net investment income of $63,221 and accumulated net investment loss of $997 in 1999 and 1998, respectively) (Note 1)	$25,413,356	$25,560,145

The Notes to Financial Statements are an integral part of these statements.

Lexington Silver Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998

1.     Significant Accounting Policies

Lexington Silver Fund, Inc. (the “Fund”) (formerly the Lexington Strategic Silver Fund, Inc.) is an open-end, non-diversified management investment company registered under the Investment Company Act of 1940, as amended. The Fund’s investment objective is to seek to maximize total return from long-term growth of capital and income. The Fund will seek to achieve its objective by investing at least 80% of its portfolio in securities of established silver-related companies and silver bullion. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

            Investments     Securities transactions are accounted for on a trade date basis. Realized gains and losses from investment transactions are reported on the identified cost basis. Securities traded on a recognized stock exchange are valued at the last sales price reported by the exchange on which the securities are traded. If no sales price is recorded, the mean between the last bid and asked prices is used. Securities traded on the over-the-counter market and silver bullion are valued at the mean between the last current bid and asked prices. Short-term securities having a maturity of 60 days or less are stated at amortized cost, which approximates 1.    Significant Accounting Policies (continued)

market value. Securities for which market quotations are not readily available and other assets are valued by Fund management in good faith under the direction of the Fund’s Board of Directors. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of business. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income, adjusted for amortization of premiums and accretion of discounts, is accrued as earned.

            Foreign Currency Transactions    Foreign currencies (and receivables and payables denominated in foreign currencies) are translated into U.S. dollar amounts at current exchange rates. Translation gains or losses resulting from changes in exchange rates and realized gains and losses on the settlement of foreign currency transactions are reported in the statement of operations. In addition, the Fund may enter into forward foreign exchange contracts in order to hedge against foreign currency risk in the purchase or sale of securities denominated in foreign currency. The Fund may also enter into such contracts to hedge against changes in foreign currency exchange rates on portfolio positions. These contracts are marked to market daily, by recognizing the difference between the contract exchange rate and the current market rate as unrealized gains or losses. Realized gains or losses are recognized when contracts are closed and are reported in the statement of operations.

The Fund authorizes its custodian to place and maintain equity securities in a segregated account of the Fund having a value equal to the aggregate amount of the Fund’s commitments under forward foreign currency contracts entered into with respect to position hedges. There are no foreign currency contracts outstanding at December 31, 1999.

            Federal Income Taxes    It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to “regulated investment companies” and to distribute all of its taxable income to its shareholders. Therefore, no provision for Federal income taxes is required.

            Distributions     Dividends from net investment income and net realized capital gains are normally declared and paid annually, but the Fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 1999, reclassifications were made to the Fund ’s capital accounts to reflect permanent book/tax differences and income and gains available for distribution under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change.

            Use of Estimates    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
Lexington Silver Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

2.     Investment Advisory Fee and Other Transactions with Affiliate

The Fund pays an investment advisory fee to Lexington Management Corporation ( “LMC”) at an annual rate of 1.00% of the Fund’s average daily net assets up to $30 million and at an annual rate of 0.75% thereafter. For 1999, LMC has agreed to voluntarily limit the total expenses of the Fund (including management fees, but excluding interest, taxes, brokerage commissions and extraordinary expenses) to an annual rate of 2.50% of the Fund’s average daily net assets. No reimbursement was required for the year ended December 31, 1999.

The Fund reimburses LMC for certain expenses, including accounting and shareholder servicing costs of $44,645, which are incurred by the Fund, but paid by LMC.

3.     Capital Stock

Transactions in capital stock were as follows:

	Year ended December 31, 1999		For the six month period ended December 31,1998
	Shares	Amount	Shares	Amount
Shares sold	2,363,039	$6,914,213	2,505,470	$7,289,065
Shares issued on reinvestment of dividends	19,980	58,564	—	—

	2,383,019	6,972,777	2,505,470	7,289,065
Shares redeemed	(3,155,876)	(9,032,468)	(3,855,059)	(10,893,893)

Net decrease	(772,857)	$(2,059,691)	(1,349,589)	$(3,604,828)

4.     Investment Transactions

The cost of purchases and proceeds from sales of securities for the year ended December 31, 1999, excluding short-term securities, were $6,391,955 and $7,803,928, respectively.

At December 31, 1999, the aggregate gross unrealized appreciation for all securities in which there is an excess of value over tax cost amounted to $2,673,323 and aggregate gross unrealized depreciation for all securities in which there is an excess of tax cost over value amounted to $9,160,936.

5.     Investment and Concentration Risks

The Fund makes significant investments in foreign securities and has an investment objective of investing in securities of companies engaged in the exploration, mining, processing, fabrication and distribution of silver. There are certain risks involved in investing in foreign securities or concentrating in specific industries that are in addition to the usual risks inherent in domestic investments. These risks include those resulting from potentially adverse political and economic developments as well as the possible imposition of foreign exchange or other foreign governmental restrictions or laws, all of which could affect the market and/or credit risk of the investments.

In addition to the risks described above, risks may arise from forward foreign currency contracts as a result of the inability of counterparties to meet the terms of their contracts.
Lexington Silver Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

6.     Restricted Securities

The following securities were purchased under Rule 144A of the Securities Act of 1933 or issued in private placements and, unless registered under the Act or exempted from registration, may be sold only to qualified institutional investors. Pursuant to guidelines adopted by the Fund’s Board of Directors, these unregistered securities have been deemed to be illiquid. The Fund currently limits investment in illiquid securities to 15% of the Fund’s net assets, at market value.

Security	Acquisition Date	Shares	Market Value	Percent of Net Assets
Eldorado Corporation, Ltd.	02/22/96	77,000	$ 53,055	0.21%
KGHM Polska Miedz S.A. (GDR)	07/07/97	101,000	1,373,600	5.41
Pan American Silver Corporation	07/17/95	285,000	1,512,067	5.95
Silver Standard Resources, Inc.	09/06/95	300,000	382,409	1.50
Tiomin Resources, Inc.	09/28/95	350,000	168,811	0.66

			$3,489,942	13.73%

7.     Change in the Fund’s Year-End

In 1998, the Fund changed its fiscal year-end from June 30th to December 31st. This change was done to facilitate the administration of the Fund.

8.     Federal Income Taxes—Capital Loss Carryforwards

As of December 31, 1999, $3,106,844 of capital loss carryforwards have expired and have been reclassified to additional paid-in capital.

Capital loss carryforwards 1 available for Federal income tax purposes as of December 31, 1999 are:

$ 954,860 expiring in 2000;
1,911,797 expiring in 2001;
1,327,486 expiring in 2002;
1,756,775 expiring in 2004;
479,351 expiring in 2005;
2,130,561 expiring in 2006; and,
940,290 expiring in 2007.

To the extent any future capital gains are offset by these losses, such gains may not be distributed to shareholders.

1 Temporary book-tax differences of $254,446 are the result of deferred post-October losses.
Lexington Silver Fund, Inc.
Notes to Financial Statements
December 31, 1999 and 1998 (continued)

9.     Tax Information (unaudited)

The following tax information represents the designation of various tax benefits relating to year ended December 31, 1999:

The percentage of investment company taxable income distributions to shareholders eligible for the dividends received deduction available to certain corporate shareholders is 100%.

The percentage of ordinary income distributions paid by the Fund derived from agency and direct obligations of the United States government were as follows:

U.S. Treasury	4.57%
Federal Home Loan Bank	18.69
Federal Home Loan Mortgage Corporation	5.23
Federal National Mortgage Association	0.67

Lexington Silver Fund, Inc.
Financial Highlights

Selected per share data for a share outstanding throughout the period:

	Year ended December 31, 1999	Six month period ended December 31, 1998 (Note 7)	Year ended June 30,
			1998	1997	1996	1995
Net asset value, beginning of period	$2.73	$3.26	$3.95	$4.46	$4.00	$3.92

Income (loss) from investment operations:
Net investment income (loss)	0.01	(0.01)	(0.02)	(0.04)	(0.03)	(0.03)
Net realized and unrealized gain (loss) on investments and foreign currencies	0.23	(0.52)	(0.66)	(0.43)	0.51	0.11

Total income (loss) from investment operations	0.24	(0.53)	(0.68)	(0.47)	0.48	0.08

Less distributions:
Dividends from net investment income	(0.01)	—	(0.01)	(0.04)	(0.02)	—

Net asset value, end of period	$2.96	$2.73	$3.26	$3.95	$4.46	$4.00

Total return	8.70%	(16.26)%	(17.32)%	(10.76)%	12.02%	2.04%
Ratio to average net assets:
Expenses	2.11%	2.37%*	1.90%	1.96%	1.73%	1.82%
Net investment income (loss)	0.49%	(0.61)%*	(0.54)%	(0.78)%	(0.72)%	(0.83)%
Portfolio turnover rate	29.44%	5.68%	28.78%	18.76%	44.30%	44.22%
Net assets, end of period (000 ’s omitted)	$25,413	$25,560	$34,921	$42,035	$73,945	$65,517

* Annualized.
Lexington Silver Fund, Inc.
Independent Auditors’ Report

The Board of Directors and Shareholders
Lexington Silver Fund, Inc.:

            We have audited the accompanying statement of net assets (including the portfolio of investments) and assets and liabilities of Lexington Silver Fund, Inc. (formerly the Lexington Strategic Silver Fund, Inc.) as of December 31, 1999, the related statement of operations for the year then ended, the statements of changes in net assets for the year then ended and for the six month period ended December 31, 1998, and the financial highlights for the periods indicated herein. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

            We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 1999 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

            In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Lexington Silver Fund, Inc. as of December 31, 1999, the results of its operations for the year then ended, the changes in its net assets for the year then ended and for the six month period ended December 31, 1998, and its financial highlights for the periods indicated herein in conformity with generally accepted accounting principles.

KPMG LLP

New York, New York
February 7, 2000

Lexington®

Mutual Funds

Global • International

Lexington Global Corporate Leaders Fund seeks long-term growth of capital primarily through investment in a diversified portfolio of blue chip securities domiciled in foreign countries and the U.S. that represent "corporate leaders" in their respective industries.

Lexington International Fund seeks long- term growth of capital through investment in common stocks of companies domiciled in foreign countries.

Lexington Worldwide Emerging Markets Fund seeks long-term growth of capital primarily through investment in equity securities of companies domiciled in, or doing business in, emerging countries and emerging markets.

Lexington Troika Dialog Russia Fund seeks long-term capital appreciation through investment primarily in the equity securities of Russian companies.

Lexington Small Cap Asia Growth Fund seeks long-term capital appreciation through investment in companies domiciled in the Asia Region with a market capitalization of less than $1 billion.

Lexington Global Technology Fund seeks long-term growth of capital. The Fund is designed to provide investors with a simple way to invest in technology and information infrastructure companies located throughout the world.

Lexington Global Income Fund seeks high current income. Capital appreciation is a secondary objective. The Fund invests in a combination of foreign and domestic high-yield, lower rated debt securities.

Domestic •

Lexington Corporate Leaders Trust Fund seeks long-term capital growth and income. Portfolio assets are invested primarily in an equal number of shares of an established list of American "blue-chip" corporations.

Lexington Growth and Income Fund seeks long-term appreciation of capital through investment in the common stocks of large, ably managed and well financed companies.

Lexington GNMA Income Fund seeks a high level of current monthly income through investment in mortgage-backed GNMA Certificates that are guaranteed as to the timely payment of principal and interest by the U.S. Government.

Lexington Money Market Trust seeks current income from short-term investments as is consistent with preservation of capital and liquidity.

Precious Metals •

Lexington Goldfund seeks capital appreciation by providing a careful mix of gold bullion and gold mining shares with assets diversified throughout the world.

Lexington Silver Fund seeks long-term growth of capital by investing in established silver-related companies throughout the world.

Lexington website • www.lexingtonfunds.com
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LEXINGTON SILVER FUND, INC.

Investment Adviser
Lexington Management Corporation
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

Distributor
Lexington Funds Distributor, Inc.
Park 80 West - Plaza Two
Saddle Brook, New Jersey 07663

All Shareholder requests for services of
any kind should be sent to:

Transfer Agent
State Street Bank and Trust Company
c/o National Financial Data Services
330 West Ninth Street
Kansas City, Missouri 64105

Or call Lexington Shareholder
Services at: 1-800-526-0056

LEXLINE 800-526-0052

24-hour toll-free telephone access
to your Lexington Fund account(s)
where you can obtain the
following:

  Price/Yield
  Account Balances
  Exchanges
  Last Transactions
  Total Return
  Duplicate Statements

This report has been prepared for the information of the shareholders of Lexington Money Market Trust and is authorized for distribution to the public only if it is accompanied or preceded by a currently effective prospectus which sets forth expenses and other material information. LEX72-AR12/99

The Lexington Funds Park 80 West - Plaza Two Saddle Brook, New Jersey 07663	PRSRT STD U.S. Postage Paid Lexington Management Corp